SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2022
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Detailed below are the most relevant accounting policies used by the Company for the preparation of these consolidated financial statements, which have been applied uniformly with respect to comparative years.

a)   Going Concern

The consolidated financial statements as of December 31, 2022, 2021 and 2020 have been prepared on a going concern basis as there is a reasonable expectation that Telecom Argentina and its subsidiaries will continue its operational activities in the foreseeable future (and in any event with a time horizon of more than twelve months).

b)   Foreign Currency Translation

Items included in the financial statements of each of Company’s subsidiaries are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The consolidated financial statements are presented in Argentine pesos, which is the functional currency of all Company’s subsidiaries located in Argentina. The functional currency for the Company’s foreign subsidiaries is the respective legal currency of each country, except for Opalker, whose functional currency is the US dollar and is located in Uruguay.

The assets and liabilities of the Company’s foreign subsidiaries are translated using the exchange rates in effect at the reporting date, while income and expenses are translated at the average exchange rates for the year. Translation differences resulting from the application of this method are recognized under Other Comprehensive Income. The cash flows of foreign consolidated subsidiaries expressed in foreign currencies included in the consolidated financial statements are translated at the average exchange rates for each year.

c)   Foreign Currency Transactions

Transactions in foreign currencies are translated into the functional currency using the foreign exchange rate prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the foreign exchange rate prevailing at the reporting date. Exchange differences are recognized in the consolidated income statement and are included in the items related to financial results, net.

d)   Consolidation

These consolidated financial statements include the consolidation of the assets, liabilities, results and cash flows of Telecom Argentina and its subsidiaries (controlled companies, please see item d.1), as well as the consolidation in its financial statements of the assets, liabilities and results under joint control, according to the percentage of its interest in the agreements and joint ventures (please see item d.2)) jointly controlled by it; and, the interest owned by the Company in associates is recognized in one item (companies in which it exercises significant influence, please see item d.3)). These consolidated financial statements include the consolidation of Telecom and its subsidiaries on a line-by-line basis and the structured entities with the specifications mentioned in item d.4).

d.1) Control

Control exists when the investor has substantive power over the investee; has exposure or rights to variable returns from its involvement with the investee and has the ability to use its power to affect the amount of the returns. Subsidiaries are fully consolidated as from the date on which control is transferred to the controlling company and shall be deconsolidated from the date that control ceases.

In the preparation of these consolidated financial statements, assets, liabilities, revenues and expenses of the subsidiaries are consolidated on a line-by-line basis. Non-controlling interests in the equity and in the profit (loss) for the year are disclosed separately under appropriate captions, respectively, in the consolidated statement of financial position, in the consolidated income statement and in the consolidated statement of comprehensive income.

All accounts and transactions between Telecom and its subsidiaries have been eliminated in the preparation of these consolidated financial statements.

The subsidiaries’ financial statements cover the same periods and are prepared as of the same closing date and in accordance with the same accounting policies as those of the Parent.

Note 1.a) details the consolidated subsidiaries, together with the interest percentages held directly or indirectly in each subsidiary’s capital stock and votes, main activity and country of origin as of December 31, 2022.

The Company considers any transactions executed with non-controlling shareholders that do not result in a loss of control, as transactions among shareholders. A change in the equity interests held by the Company is considered as an adjustment in the book value of controlling interests and non-controlling interests to reflect the changes in its relative interests. The differences between the amount for which non-

controlling interests are adjusted and the fair value of the consideration paid or received and attributed to the shareholders of the controlling company will be directly recognized in “Other comprehensive income” in the equity attributed to the parent company.

d.1.a) Acquition of Shares of AVC Continente Audiovisual

On October 27, 2021, Telecom Argentina exercised a call option on 497,479 common shares of $1 nominal value each and entitled to one (1) vote per share representing 40% of total AVC Continente Audiovisual capital stock and votes, as the non-controlling shareholders exercised a put option on such shares, cancelling the remaining balance.

This operation represents a transaction between controlling and non-controlling shareholders in the consolidated financial statements. Therefore, the Company recorded a $48 adjustment to the non-controlling interest balance as of December 31, 2021 and the difference arising from the total purchase price of $131 was recorded in “Other comprehensive results” under Equity attributable to controlling shareholders as of that date, as provided under IFRS 10.

d.1.b) Acquisition of NYSSA

On June 1, 2022, the Company acquired 100% of the issued shares of NYSSA (represented by 10,000 shares, of $1,000 per share and represents one vote each), whose main activity is to provide internet access services in Mendoza, Argentina, through a license granted by ENACOM. On August 24, 2022, the General Ordinary and Extraordinary Shareholders’ Meeting of NYSSA has approved: i) the adequacy of the company as a “Sociedad Anónima Unipersonal” (Sole Shareholder Company); and ii) the change of the closing date of the fiscal year from June 30 to December 31, in order to facilitate consolidation with its parent company. These modifications were registered in Bureau of Legal Entities and Public Registry of the Province of Mendoza according to its resolution of December 26, 2022.

The base price of the transaction was US$3.4 million. This price has been determined based on the number of NYSSA clients and is subject to adjustments established in the contract. In the event that liabilities are identified in the purchase process and Telecom effectively settled them (“Indemnification Assets”), they may be deducted from the base price.

The Company has paid the equivalent of 40% of the base price for a total amount of US$1.4 million (equivalent to $284.3 at payment date). The remaining balance net of possible Indemnification Assets will be paid in four equal and consecutive annual installments, and will accrue an interest on balances of 6% per year in dollars. The installments may be paid, at the option of the Company, in Argentine pesos determined based on the variation between the quotation values of certain public securities in foreign currency and Argentine pesos established in the contracts.

As of December 31, 2022, the Company recognized indemnification assets for a total amount of $69, associated with certain identified liabilities, which are expected to be deducted from the first installment payment. Additionally, the debt amounts to $715, of which $197 are current and $518 are non-current.

The Company’s Management has determined the fair value of the assets acquired and liabilities assumed (net assets) as of June 1, 2022 and the determination of the goodwill.

Acquisition-related costs are recognized as expenses.

Details of the purchase consideration, the net assets acquired and goodwill in millions are as follows:

	(In current	(In current
	currency as of	currency as of
Purchase consideration	June 1, 2022)	December 31, 2022)
Cash Paid	284	407
Remaining balance	426	609
Indemnification assets	(63)	(90)
Total	647	926

The assets and liabilities in millions recognized as a result of the acquisition are as follows:

	(In current currency as of June 1, 2022)	(In current currency as of December 31, 2022)
Cash and cash equivalents	1	2
Trade receivables	45	68
PP&E (2)	397	598
Intangible assets (1)	291	438
Right of use assets	26	40
Leases liabilities	(24)	(36)
Trade payables	(43)	(65)
Other taxes payables	(33)	(50)
Other assets / liabilities, net	(204)	(357)
Net identifiable assets acquired	456	638
Goodwill	191	288
Total	647	926
(1)	Correspond to the Brand and Customer Relationship, which were calculated using the “income approach”, the “Relief from Royalty” methodology and the “Multiperiod Excess Earnings Method”.
(2)

The fair values of PP&E were calculated using the “cost approach”, which consists of the new replacement cost of the identified assets adjusted for physical deterioration, functional and economic obsolescence.

Revenue and profit contribution of NYSSA

The acquired business contributed revenues of $406 and net income of $129 to the Company for the period from June 1, 2022 to December 31, 2022.

d.2) Interests in Joint Operations

A joint operation is a contractual arrangement whereby two or more companies undertake an economic activity that is subject to joint control, i.e., when the financial strategy and the operating decisions related to the company’s activities require the unanimous consent of the parties sharing control.

In the cases of joint business arrangements executed through Uniones Transitorias de Empresas (“UTE”), considered joint operations under IFRS 11, the Company recognizes in its financial statements on a line-by-line basis the assets, liabilities and net income subject to joint control in proportion to its share in such arrangements.

Telecom holds a 50% share in the UTE Ertach – Telecom Argentina, which is engaged in the provision of data transmission services and the order channels required to integrate the public administration agencies of the Province of Buenos Aires and the municipal agencies in a single provincial data communication network.

On July 27, 2022, the Under-Secretariat of Digital Government, which is under jurisdiction of the Ministry of the Chief of Cabinet of the Province of Buenos Aires, informed the UTE of the termination of the agreement. As a result of the termination of the agreement, the members of the UTE began the dissolution process. The Company believes that this process will not have a significant impact on its financial statements.

d.3) Investments in Associates

An associate is an entity over which the Company has significant influence, without exercising control, generally accompanied by equity holdings of between 20% and 50% of voting rights.

The associates’ assets and liabilities and net income are disclosed in the consolidated financial statements using the equity method. Under the equity method, the investment in an associate is to be initially recorded at cost and the book value will be increased or decreased to recognize the investor’s share in the statement of income for the year or in other comprehensive income obtained by the associate, after the acquisition date. The distribution of dividends received from the associate will also reduce the book value of the investment.

The Company’s investment in associates includes the goodwill identified at the time of the acquisition, net of any impairment losses. For more information on impairment of fixed assets, see item m) to this Note.

Unrealized gains or losses on transactions between the Company (and its subsidiaries) and associates are eliminated considering the Company’s interest in the associates.

The associates’ financial statements cover the same periods and are prepared as of the same closing date as those of the Company’s. Adjustments were made, where necessary, to the associates’ extra-accounting information so that their accounting policies are in line with those used by the Company.

d.4) Consolidation of structured entities

The Company, through one of its subsidiaries located in Uruguay, has executed certain agreements with other companies for the purpose of rendering on behalf of and by order of such companies’ certain installation services, collections, administration of subscribers, marketing and technical assistance, financial and general business advising, with respect to cable television services in Uruguay. In accordance with IFRS 10, these consolidated financial statements include the assets, liabilities and results of these companies. Since the Company does not hold an equity interest in these companies, the offsetting entry of the net effect of the consolidation of the assets, liabilities and results of these companies is disclosed under the line items “Equity attributable to non-controlling interests” and “Net Income attributable to non-controlling interests”.

d.5) Business Combinations

The Company applies the acquisition method of accounting for business combinations. The consideration for each acquisition is measured at fair value of the assets given (acquisition cost).

The identifiable assets and the liabilities assumed of the acquired company that meet the conditions for recognition under IFRS 3 are recognized at fair value at the acquisition date, except for certain particular cases provided by such standard.

Any excess between: a) the sum of the consideration transferred, plus non-controlling interests (valued at fair value or at their proportional participation on identifiable net assets), plus acquisition‑date fair value of the acquirer’s previously held equity interest in the acquire (if any) and b) the net of the acquisition‑date amounts of the identifiable assets acquired and the liabilities assumed determined on the acquisition date, is recognized as goodwill. Otherwise, the gain is immediately recognized in the income statement.

Acquisition direct cost are recognized in the Income Statements when they are incurred.

e)   Revenues

Revenues are recognized (net of discounts and returns) to the extent the sales agreement has commercial substance, provided it is considered probable that economic benefits will flow to the Company and their amount can be measured reliably.

The Company discloses its revenues into two large groups: services and equipment (which mainly includes handsets sales). Revenues from sales of services are recognized at the time services are rendered to the customers. Revenues from sales of equipment are recognized at the point in time when the control is transferred and the performance obligation is performed.

Revenues from transactions that include more than one item have been recognized separately to the extent they have commercial substance on their own. In those cases, in which payment is deferred in time, such as construction contracts, the effect of the time value of money must be accounted for. Non-refundable up-front connection fees (one-time revenues), generated at the beginning of the relationship with the customers, are deferred and charged to income over the term of the contract or, in the case of indefinite period contracts, over the average period of the customer relationship.

Monthly fees paid in advance are disclosed net of trade receivables until the service is rendered.

Revenues on construction contracts are recognized based on the stage of completion (percentage of completion method). Such method provides an accurate representation of the transfer of goods in construction contracts because revenues are recognized based on the progress of the construction. When the outcome of a construction contract can be estimated reliably, the revenues and costs associated with the construction contract are recognized as revenues and expenses respectively by reference to the stage of completion of the contract activity at the end of the reporting period. When it is probable that total contract costs will exceed total contract revenues, the expected losses are immediately recognized as expenses.

In relation to revenues from construction contracts, as of December 31, 2022, 2021 and 2020, the Company recognized revenues from construction contracts in the amount of $1,937, $1,338 and $2,032, respectively.

The main performance obligations of Telecom and its subsidiaries are:

-	Mobile Services

Telecom provides mobile services in Argentina and Paraguay. Service revenues mainly consist of monthly basic fees, revenues on prepaid calling cards and online recharges, airtime usage charges, roaming and interconnection charges, VAS charges, and other services.

-	Internet Services

Internet service revenues mainly consist of fixed monthly fees received from residential and corporate customers(mainly high-speed subscriptions – broadband and non-dedicated internet-).

-	Cable Television Services

The cable television services provided by Telecom comprise the operation of television networks installed in different locations of Argentina and Uruguay. In addition, Tuves holds a license for the provision of DATDH services in Paraguay. Cable television services mainly consist of monthly fees and certain variable consumption fees related to on demand services.

-	Fixed Telephony and Data Services

Mainly consist of voice services monthly fees, measured service and monthly fees for additional services (among them, call waiting, itemized billing and voicemail), interconnection services, capacity leases and datatransmission services for companies (among others; private networks, dedicated lines, broadcasting signal transport and IOT solution – internet of things –).

-	Other Services Revenues

Other services revenues include mainly revenues from billing remuneration and claim’s management retribution, administrative revenues, revenues from financial services and revenues from the sale of advertising space.

f)   Financial Instruments

At initial recognition, the group measures financial assets and liabilities at its fair value.In the case of a financial asset, not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to its acquisition or issuance will be added or removed.

f.1) Financial Assets

In accordance with IFRS 9, financial assets, after their initial recognition, are measured at amortized cost (initial recognition minus the principal repayments, plus or minus the cumulative amortization using the effective interest method of any difference between that initial amount and the maturity amount), fair value through other comprehensive income or fair value through profit or loss (fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction, in the principal or most advantageous market), on the basis of:

(a) the Company’s business model for managing the financial assets; and

(b) the contractual cash flow characteristics of the financial asset.

Financial assets include:

Cash and Cash Equivalents

Cash equivalents are short-term and highly liquid investments that are readily convertible to known amounts of cash, subject to an insignificant risk of changes in value and their original maturity or the remaining maturity at the date of purchase does not exceed three months.

Cash and cash equivalents are recorded according to their nature, at fair value or amortized cost.

The Company applies the indirect method to reconcile the net income for the year with the cash flows generated by its operations.

Bank overdrafts are disclosed in the consolidated statement of financial position as financial debts and its flows in the cash flow statements as proceed and payment of financial debt, because they are part of the short-term financial structure of Telecom and its subsidiaries.

Trade and Other Receivables

Trade and other receivables classified as either current or non-current assets, except for guarantee of financial operations and certain indemnification assets, are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method, less allowances for doubtful accounts.

Sometimes, mobile telephony customer pays for the handset the price net of the discount. Such discount is allocated between handset sale revenues and service revenues, generating, initially, the recognition of a contractual asset. Contractual assets, either current or non-current, are initially recognized at fair value and subsequently measured at amortized cost, less allowances for bad debts, if any.

Guarantee of financial operations are recognized at fair value with impact on Other Financial Results.

In relation to the call option included in other receivables, on December 29, 2021, the subsidiary Micro Sistemas received from two shareholders of Open Pass S.A. (a company that provides IT services related to software development and maintenance, with which Micro Sistemas has a contract for the use and development of the electronic wallet platform) offers for irrevocable call options for a total of 6,999,580 of the shares (representing 15% of total Open Pass S.A. capital stock). On January 4, 2022, Micro Sistemas accepted the offers by paying US$0.7 million as consideration for the granting of said purchase options.

The call options could be exercised by Micro Sistemas, at its sole discretion, until April 30, 2023. The call options include, together with the shares, the assignment and transfer of all the economic and political rights inherent therein. If the options are exercised, the price to be paid for the shares has been determined at US$7.5 million.

Investments

Governments bonds include the Bonds issued by National, Provincial and Municipal Governments. Depending on the business model adopted by Management, securities and bonds may be valued at amortized cost or at fair value and its results are recognized under Other financial results, net.

Investments in mutual funds are carried at fair value. Results are included in Other financial results, net.

The share in the trust “2003 Telecommunications Fund” was recognized at fair value.

Impairment of Financial Assets

At the time of initial recognition of financial assets (and at each closing), the Company estimates the expected losses, with an early recognition of a provision, pursuant to IFRS 9.

Regarding trade receivables, and using the simplified approach provided by such standard, the Company measures the allowance for doubtful accounts for an amount equal to the lifetime expected credit losses.

The expected losses to be recognized are calculated based on a percentage of un-collectability per maturity ranges of each financial asset. For such purposes, the Company analyzes the performance of the financial assets grouped by type of market. Such historical percentage must contemplate the future collectability expectations regarding those financial assets and, therefore, those estimated changes in performance.

Derecognition of Financial Assets

The Company derecognizes a financial asset when the contractual rights to the cash flows of such assets expire or when it transfers the financial asset and, therefore, all the risks and benefits inherent to the ownership of the financial asset are transferred to another entity.

f.2) Financial Liabilities

Financial liabilities comprise trade payables, financial debts, dividends payable and certain liabilities included in Other Liabilities.

Financial liabilities (except for DFI and the debt for acquisition of NYSSA) are initially recognized at fair value and subsequently measured, generally, at amortized cost.

In case of loan renegotiations, in which the exchange between an existing borrower and lender of debt instruments were under substantially different terms or in cases of a substantial modification of the conditions of an existing financial liability, considering both quantitative and qualitative factors, we have to recognize a cancellation of the original liability and recognition of the new liability. Otherwise, the original liability does not have to be repaid, but was considered refinanced, modifying its valuation in relation to the new terms and conditions.

It should be noted that the funds to be paid to clients that are disclosed within “Other Liabilities” correspond to the amounts owed to users held by the subsidiary Micro Sistemas. Funds, net of any amounts owed to the subsidiary by the user, are held in the user’s checking account until the user requests withdrawal.

The debt for acquisition of NYSSA was recognized at fair value, considering that, according to its contractual terms, the payments will be in Argentine pesos determined based on the variation between the quotation values of certain public securities in foreign currency and Argentine pesos established in the contracts. The debt has been recognized as “Other Liabilities” and the effects of the variation in its fair value will be recognize in “Financial discounts on assets, debts and others” within “Other financial results, net”.

Derecognition of Financial Liabilities

The Company derecognize a financial liability (or part of it) when it has been extinguished, i.e., when the obligation specified in the corresponding agreement is discharged, repaid or expires.

f.3) Derivatives

Derivatives are used by Telecom and its subsidiaries to manage their exposure to exchange rate and interest rate risks.

All derivative financial instruments are measured at fair value in accordance with IFRS 9. Derivative financial instruments qualify for hedge accounting if and only if all of the following conditions are met:

a)  The hedging relation consists only of hedging instruments and eligible hedged items;

b)  The hedging relation and the risk management strategy and purpose are formally designated and documented since its inception. That documentation will include identification of the hedging instrument, the hedged item, the nature of the risk being hedged, and how the entity assesses whether the hedging relationship meets hedge effectiveness requirements (including source analysis). of hedge ineffectiveness and how the Company will determine the hedge ratio); and

c)  The hedge is expected to fulfill the efficacy requirements, which means:

(i)	The economic relationship between the hedged item and the hedging instrument;
(ii)	The effect of credit risk is not predominant in respect of changes of value coming from this economic relationship, and
(iii)	The coverage ratio is the hedging relationship by the amount of the hedging instrument that the entity actually uses to hedge the hedged item.

When a derivative financial instrument is designated as a cash flow hedge, the effective portion of any gain or loss on the derivative financial instrument is recognized directly in Other Comprehensive Income. The cumulative gain or loss is removed from OCI and recognized in the consolidated income statement at the same time as the hedged transaction affects the consolidated income statement. The gain or loss associated with the ineffective portion of a hedge is immediately recognized in the consolidated income statement. If the hedged transaction is no longer probable, the cumulative gains or losses included in OCI are immediately recognized in the consolidated income statement.

If the hedged item is a prospective transaction that results in the recognition of a non-financial asset or liability or a firm commitment, the cumulative gain or loss that was initially recognized in OCI is reclassified to the carrying amount of such asset or liability.

If hedge accounting is not appropriate, gains or losses arising from the fair value measurement of derivative financial instruments are immediately recognized in the consolidated income statement.

For additional information about derivatives instruments, see Note 22.c) to these consolidated financial statements.

g)   Inventories

Inventories are measured at the lower of the restated for inflation cost and net realizable value. The cost is determined under the weighted average price method. The net realizable value represents the estimated selling price in the ordinary course of business less the applicable variable sale costs. In addition, the Company estimates and records allowances for obsolete and slow-moving inventories.

The value of inventories does not exceed its recoverable value at the end of the year.

h)   PP&E

PP&E is measured at acquisition or construction cost, plus every cost directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by Management, all restated for inflation less accumulated depreciation and impairment losses, if any. Subsequent expenditures are capitalized only when they represent an improvement, it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably.

The other subsequent expenditures are recognized as expenses for the period in which they were incurred. When PP&E comprises major components having different useful lives, these components are accounted for as separate items if they are significant.

Depreciation of PP&E owned is calculated on a straight-line basis over the ranges of estimated useful lives of each class of assets. The ranges of the estimated useful lives of the main classes of PP&E are the following:

Estimated Useful Life (in years)
Real Estate	5 - 50
Fixed Network and Transportation	4 - 20
Mobile Network Access	3 – 7
Tower and Pole	10 – 20
Switching Equipment	2 – 7
Computer Equipment	3 – 5
Vehicles	5
Goods lent to customers at no cost	2 – 4
Power Equipment and Installations	2 – 12
Machinery, diverse equipment and tools	5 – 10

i)   Intangible Assets

Intangible assets are recognized if and only if the asset is separately identifiable, it is probable that the expected future economic benefits that are attributable to the asset will flow to the entity; and the cost of the asset can be measured reliably.

Intangible assets are valued at their restated for inflation cost, less accumulated amortization (in the case of intangible assets with a finite useful life) and impairment losses, if any.

Intangible assets comprise the following:

- Incremental Costs from the Acquisition of Contracts

Certain direct incremental costs incurred for the acquisition of new subscribers are capitalized as intangible assets to the extent the conditions for the recognition of an intangible asset are met, pursuant to IFRS 15, i.e., provided the Company expects to recover those costs and provided they are costs that the Company would not have incurred if the contract had not been successfully obtained.

Subsequently, such assets will be amortized under the straight-line method over the contractual relationship of the related transferred service. Those costs are amortized over a term of two years.

- 3G/4G licenses

The Company’s management has concluded that the licenses have a finite useful life and, therefore, they are amortized under the straight-line method over 15 years.

- PCS and SRCE licenses (Argentina)

The Company’s Management, based on an analysis of the relevant characteristics of these licenses, has considered that the licenses have an indefinite useful life because there is no foreseeable limit to the period over which the asset is expected to generate net cash inflows for the Company. Therefore, these licenses are subject to a recoverability assessment, at least on an annual basis.

- Núcleo Licenses

The renewals of PCS licenses are amortized over a term of five years.

The 700 MHz- band spectrum licenses are amortized over a term of 10 years.

The Internet and data transmission licenses are amortized over a term of five years.

- Customer Relationship

Customer relationship comprises contracts with Telecom’s customers that were incorporated as a result of the merger between Telecom and Cablevisión and those customer contracts identified as a result of the NYSSA acquisition.They are amortized over the estimated term of the relationship with the acquired customers.

For fixed-telephony customers such term was estimated at 10 years, for mobile telephony customers in Argentina, it was estimated at six years and for mobile telephony customers in Paraguay, it was estimated at five years. For the customer relationship from the acquisition of NYSSA, such term was estimated at 14 years.

- Brands

It includes the brands Telecom and Personal, which were recognized as a result of the merger between Telecom and Cablevisión. Also, it includes the brand Foptik Internet by fiber optics, incorporated as a result of the acquisition of NYSSA.

This brands are not amortized because they are considered to have an indefinite useful life, and, therefore, are subject to evaluation of their recoverability at least annually.

Lastly, it includes the brand Flow, which is fully amortized and the Cablevisión and Arnet brands, which are fully provisioned.

- Other

“Other” includes the mobile app of the virtual wallet, exclusivity rights and software rights of use, among others. The average useful life is estimated at 2-28 years.

Exchange of non-monetary assets

In accordance with IAS 38, to recognize an intangible asset through an exchange, it must have commercial substance. In that case, the cost of the intangible asset received will be measured at its fair value.

In relation to the spectrum assignment and return process (see Note 2.e.ii), it is framed within the guidelines of IAS 38 in relation to the exchange of non-monetary assets, since the exchange of assets has commercial substance, for which the cost of the intangible asset received will be measured at fair value. The fair value of the assigned spectrum has been set by ENACOM at US$6.2 million, while the price of the spectrum to be returned was set by ENACOM at US$5.7 million. Therefore, the difference to be paid by the Company amounted to US$0.5 million. The difference between the book value and the fair value of the returned spectrum resulted in a net gain of $411, recognized as “Other operating expenses”.

j)Assets classified as held for sale

According to IFRS 5, non-current assets are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use and a sale is considered highly probable. They are measured at the lower of their carrying amount and fair value less costs to sell, except for certain exceptions.

An impairment loss is recognised for any initial or subsequent write-down of the asset to fair value less costs to sell. A gain is recognised for any subsequent increases in fair value less costs to sell of an asset, but not in excess of any cumulative impairment loss previously recognised. A gain or loss not previously recognised by the date of the sale of the noncurrent asset is recognised at the date of derecognition.

Non-current assets are not depreciated or amortised while they are classified as held for sale, and are presented separately from the other assets in statements of financial position.

Sale of the property “Costanera”

On March 21, 2022, the Company executed a pre-sale agreement for its building “Costanera” located at Las Heras 2502, Autonomous City of Buenos Aires, Argentina, for a total of US$6 million.

On April 27, 2022, the Company’s Board of Directors approved the proposal for the sale of the building. Subsequently, on June 6, 2022, an agreement was executed for the sale whereby the granting of the corresponding conveyance deed for the ownership and possession of property is subject to the condition that the Company shall obtain ENACOM’s authorization for the sale of the property.

As of December 31, 2022, the Company received an advance payment of US$2 million (equivalent to $350). The asset complies with IFRS 5 guidelines to be considered a non-current asset held for sale in according to what is mentioned in previous paragraphs.

In addition, considering that the carrying amount of the assets associated with the sale exceeds its recoverable value, which has been calculated based on fair value less costs of disposal (classified as level 1 in the fair value hierarchy), the Company, as of December 31, 2022, recognized an impairment of $1,775 recorded under Depreciation, Amortization, and Impairment of Fixed Assets.

k)   Rights of use assets and lease liabilities

IFRS 16 provides that the lessee recognizes a right of use asset and a liability at present value of the unpaid lease installments at such date, with respect to those contracts that meet the definition of leases. Accordingly, the rights of use assets must include in their initial cost payments made for such leases, initial costs and assets retirement obligation costs. According to the standard, a lease is a contract that provides the right to control the use of an identified asset for a specified time period. For a company to have control of use of an identified asset it:

a)	Must have the right to obtain substantially all the economic benefits of the identified assets and
b)	Must have the right to direct the use of the identified asset.

Telecom maintains several contracts that fall under the definition of leases in accordance with IFRS 16, which can be summarized as follows: a) sites leases (for antenna placement); b) real estate leases (for commercial offices and others); c) poles leases (for wiring layout); d) dark fiber rights of use (for data transmission) and e) space leases (for localization of own antennas).

The average useful life is estimated at 1-6 years and the depreciation of the right-of-use assets is calculated on a straight-line basis over the lease term of each agreement, except in those cases where the Company will exercise a call option, which will be depreciated according to the useful life of the asset.

For the lease payment, the Company used real discount rates amounting to 9.3% (average in Argentine pesos), 8.22% (in Guaraníes) and 6.6% (in US dollars).

l)   Goodwill

Goodwill is recognized when the fair value of the consideration paid and the amount of the non-controlling interest and the fair value of the previous interest, if any, exceed the fair value of the net assets identified in each business combination. Goodwill has indefinite useful life and its recoverable value must be assessed at least once a year.

m)   Impairment of fixed assets

The Company assesses whether there are any indicators of impairment in the value of the assets that are subject to amortization, contemplating both internal and external factors. Internal factors include, among others, obsolescence or physical damage of the asset, and significant changes in the extent to which, or manner in which, an asset is used or expected to be used and internal reports that may indicate that the economic performance of the asset is, or will be, worse than expected. External sources include, among others, the market value of the asset, significant changes in the legal, economic, technological or market environment, increases in market interest rates and the cost of capital used to evaluate investments, and an excess of the carrying amount of the net assets of the Company over market capitalization.

Intangible assets with an indefinite useful life and goodwill are not subject to amortization and are tested for impairment at least annually, at closing date of every year, or more frequently if events or circumstances indicate that they might be impaired.

The carrying value of an asset is considered impaired by the Company when it is higher than its recoverable value, which is the higher of the fair value (less direct selling costs) and its value in use. In this case, a loss shall be immediately recognized in the consolidated statement of income.

To assess impairment losses, the Company groups the assets into cash-generating units (CGU), which represent the smallest group of assets that generates independent cash inflows of the cash flows derived from other assets or groups of assets. The Company has defined, according to the characteristics of the services provided and its fixed assets that the operations carried out by the Company comprise a single CGU (CGU of Telecom Argentina, which as of December 31, 2022 includes Goodwill for total amount of $494,067) and each subsidiary and associate represent a separate CGU. According to this, the net book value of a CGU includes goodwill, intangible assets with an indefinite useful life and assets with a defined useful life (PP&E, intangible assets and rights of use assets).

The table below shows the impairment recognized by concept as of December 31, 2022, 2021 and 2020:

	As of December 31,
	2022	2021	2020

	Gain (loss)
Return of radioelectric spectrum (See Note 2.e.i)	(2,675)	—	—
Brands Cablevisión and Fibertel (a)	—	(873)	—
Assets classified as held for sale (See Note 3.j)	(1,775)	—	—
Telecom Goodwill (See Note 3.v.1)	(243,900)	—	—
Goodwill allocated to subsidiaries	(64)	(1,299)	—
Others (b)	2,279	(329)	(1,106)
Total	(246,135)	(2,501)	(1,106)
a)	As a result of the Company’s decision to discontinue the use of those brands, unifying all the customers of those services under the brands Flow and Personal in order to simplify the brand portfolio and to consolidate a new visual identity as an institution itself and of its products and services.
b)	In 2022, it includes recoveries of provisions for $2,175 related to works in progress that were completed during the current fiscal year.

Except for the above mentioned, no other significant impairments have been identified as a result of the evaluation realized.

The possible reversal of PP&E, intangible assets and rights of use assets impairment losses is reviewed for the issuance of all consolidated financial statements. The net effects of the constitution and recovery of the above-mentioned impairments are recorded under “Impairment of fixed assets”, which is described in Note 24 to these consolidated financial statements.

For further information on recoverability of goodwill analysis, see item v.1) - “Recoverability of Goodwill” to this Note.

n)   Other Liabilities

Pension Benefits

Pension benefits shown under Other Liabilities represent accrued benefits under collective bargaining agreements for employees who retire upon reaching normal retirement age, or earlier due to disability in Telecom Argentina. Benefits consist of the payment of a single lump sum equal to the salary of one month for each five years of service at the time of retirement due to retirement age or disability. The collective bargaining agreements do not provide for other post-retirement benefits such as life insurance, health care, and other welfare benefits.

The net periodic pension costs are recognized in the income statement, segregating the financial component, as employees render the services necessary to earn pension benefits. However, actuarial gains and losses should be presented in the statements of comprehensive income. Actuarial assumptions and demographic data, as applicable, were used to measure the benefit obligation as required by IAS 19, as amended. The Company does not make plan contributions or maintain separate assets to fund the benefits at retirement.

The actuarial assumptions used are based on market interest rates, experience and the best estimate made by the Company’s Management of the future economic conditions. Changes in these assumptions may impact future benefit costs and obligations. The main assumptions used in determining expense and benefit obligations are the following:

	2022	2021	2020
Discount Rate (1)	6.0% - 11.6%	6.1% - 11.8%	6.3% - 12.7%
Projected increase rate in compensation	52.0% - 83.1%	23.0% - 51.8%	22.1% - 50.9%
1)	Represents real discount rates.

Additional information on pension benefits is provided in Note 18 to these consolidated financial statements.

Deferred revenues on prepaid credit

Revenues from unused traffic and data packs for unexpired prepaid credits are deferred and recognized as revenue when the minutes and the data are used by customers or when such credit expires, whichever happens first.

Deferred revenues on connection fees

Non-refundable up-front connection or installation fees for fixed telephony, data, cable and Internet services are deferred over the term of the contract, or in the case of indefinite period contracts, over the average period of customer relationship.

Deferred Revenues related to Customer Loyalty Programs

As of December 31, 2021, the Company had a customer loyalty program, which was recognized at fair value, accounted for as deferred revenue and recognized as revenue until the rewards were redeemed or expired, whichever occured first. As of December 31, 2022, the Company has ended said program.

Deferred Revenues on International Capacity Leases

Under certain network capacity purchase agreements, the Company sells excess purchased capacity to other carriers. Revenues are deferred and recognized as services are provided.

Government grants for the acquisition of PP&E

Government grants for the acquisition of PP&E must be recognized on a systematic basis over the periods in which the entity recognizes as expenses the related costs for which the grants are intended to compensate. In accordance with IAS 20 the government grants related to assets can be presented either as deferred income or as a reduction of the carrying amount of related asset. The Company elected as an accounting policy the first alternative provided by the standard considering that recognition as deferred income adequately reflects the business purpose of the transaction. Therefore, the related assets are recognized at the cost incurred in the construction of the engaged infrastructure and the government grant was accounted for as deferred income in Other Liabilities and recognized in profit or loss starting at the time the infrastructure becomes operative and throughout its useful life.

o)   Salaries and Social Security Payables

These include unpaid salaries, vacation and bonuses and their related social security contributions, as well as termination benefits, and are measured at the amounts expected to be paid when the liabilities are settled.

Termination benefits represent severance indemnities that are payable when employment is terminated in accordance with labor regulations and current practices, or whenever an employee accepts voluntary redundancy in exchange for these benefits. In the case of severance compensations resulting from agreements with employees leaving the Company upon acceptance of voluntary redundancy, the compensation is usually comprised of a special cash bonus paid upon signing the severance agreement, and in certain cases may include a deferred compensation, which is payable in monthly installments calculated as a percentage of the prevailing wage at the date of each payment (“prejubilaciones”). The employee’s right to receive the monthly installments mentioned above starts on the date they leave the Company and ends either when they reach the legal mandatory retirement age or upon the decease of the beneficiary, whichever occurs first.

p)   Taxes Payable

The main taxes that have an impact on net income for the Company are the following:

Income Tax

The Company and its subsidiaries record income taxes in accordance with IAS 12.

Income tax is recognized in the consolidated income statement, except to the extent that they relate to items recognized in Other comprehensive income or in equity, in which case they will also be recognized under such items. The income tax expense for the year comprises current and deferred tax.

In addition, if the income tax payments and withholdings in Argentina exceed the amount payable for the current tax, the excess shall be recognized as a tax credit, only if it is recoverable.

Both for tax law effective in Argentina and in the rest of the countries in which Telecom operates through its subsidiaries, income taxes payables are computed on a separate return basis, i.e., the Company is not allowed to prepare a consolidated income tax return.

Deferred taxes are recognized using the liability method, which provides for the assessment of net deferred tax assets or liabilities based on temporary differences. Temporary differences arise when the tax base of an asset or liability differs from its carrying amount in the statement of financial position and its reversal in the future will have an impact on taxable income. The deferred tax asset / liability is disclosed under a separate item of the consolidated financial statements.

Deferred tax assets relating to unused tax loss carry forwards are recognized to the extent that it is probable that future taxable income will be available against which they can be utilized. Tax loss carryforwards may be computed against future taxable income for a maximum of five years. Deferred tax assets that may arise from investment in subsidiaries are recognized when it is probable that the temporary differences will be reversed in the foreseeable future and when future taxable income would be enough to apply those temporary differences.

A deferred tax asset shall be subjected to a recoverability test at the end of every reporting period. The company shall reduce the carrying amount of the deferred tax asset if it is probable that future taxable income will not be available before its prescription that allows applying the tax deductions of the deferred tax asset. This reduction could be reversed in future periods, to the extent that the Company recovers the expectation of enough future taxable income to apply these deductions.

Pursuant to Law No. 27,430, as amended by Law No. 27,541, the statutory income tax rate in Argentina for fiscal year 2020 was 30%, while for fiscal years beginning since January 1, 2021, the statutory income tax rate would be 25%.

However, on June 16, 2021, Law No. 27,630 was published in the Official Gazette, and replaced the 25% statutory income tax rate by an increasing rate scale related to the taxable income of each taxpayer: (i) 25% for annual taxable income of up to $5, (ii) 30% for the exceeding annual taxable income between $5 and $50, and (iii) 35% for annual taxable income exceeding $50. The annual taxable income scale will be adjusted annually starting in fiscal year 2022 according to the CPI of October of the prior year to the adjustment, with respect to the same month of the previous year. By virtue of the aforementioned, according to RG (AFIP) 5168, the scales in force for fiscal year 2022 are: for annual profits of up to $7.6, a rate of 25% will be applied; for the excess of $7.6 and up to $76 of annual earnings, a rate of 30% will be applied and for the amount of annual earnings that exceeds $76, a rate of 35% will be applied.The Company has recognized the increase in the statutory income tax rate effects in the “Income tax expense” item of the consolidated income statement as of December 31, 2021.

In addition, Law No. 27,430, amended by Law No. 27,541, establishes a withholding tax regime on distributed dividends at a rate of 7% for distributions of profits generated during the fiscal year 2020, and at a rate of 13% for profits generated during fiscal years beginning on or after January 1, 2021. Law No. 27, 630 also amended the last-mentioned withholding tax rate, replacing it by 7% for fiscal years beginning on or after January 1, 2021. The new withholding tax regime applies to shareholders who are Argentine resident individuals and to nonresident shareholders.

Cash dividends received from a foreign subsidiary are computed on the statutory income tax rate under the application of the “world rate” principle. However, as per Argentinian Tax Law, income taxes paid abroad may be recognized as tax credits, both the income tax paid abroad by the subsidiary and the withholding tax on cash dividends.

The statutory income tax rate in Uruguay was 25% for all years presented.

The statutory income tax rate in Paraguay was 10% for all years presented. Pursuant to the tax reform provided under Law No. 6,380/19, from January 1, 2020 an 8% tax rate is established on dividends and earnings when the recipient of the profits is an individual or legal entity resident in Paraguay, and 15% when the beneficiary of these profits is a nonresident. Transitorily, dividends distributed during

2020 were subject to a 5% rate for residents and 10% for non-residents. Telecom Argentina recognized a deferred tax liability arising from the effect of the difference in the income tax rates between Argentina and Paraguay on the accumulated profits because it is probable that these accumulated profits will flow in the form of dividends subject to income tax.

In the USA, the federal flat rate is 21%. Likewise, the statutory tax rate for the State of Florida was reduced from 5.5% to 4.458% for fiscal year 2020, and to 3.535% for fiscal year 2021. For fiscal beginning from January 1, 2022, this rate returns to be 5.5%.

Therefore, for fiscal years 2020, 2021 and 2022 the total legal statutory tax rate is 25.5%, 24.5% and 26.5% respectively

Income Tax Inflation Adjustment

In accordance with the provisions of the regulations in force in the Income Tax Law, the Company applies the income tax inflation adjustment set out in Title VI of the income tax law since fiscal year 2019, as since that year the variation of the IPC required was verified by the regulation.

Likewise, these rules provide that in order to calculate income tax inflation adjustments corresponding to the first and second fiscal year beginning as from January 1, 2019, one-sixth of the income tax inflation adjustment shall be computed in that fiscal year, and the remaining five-sixths shall be computed in equal parts, in the five immediately following fiscal years. The income tax inflation adjustment corresponding to fiscal years beginning on or after January 1, 2021, is fully charged to the fiscal year.

Notwithstanding the aforementioned, it was established, in general, the update of the cost of several assets -in case of disposal- and the update of computable depreciation of fixed assets, to all acquisitions or investments made in fiscal years beginning on January 1, 2018 based on changes in the CPI.

On December 1, 2022, the Law No. 27,701 was enacted, which provided that taxpayers who determine a positive inflation adjustment in the first and second fiscal years beginning on January 1, 2022 may allocate one-third in that fiscal period and the remaining two-thirds in equal parts to the two immediately following fiscal periods. Said computation will proceed for those subjects who make investments in the purchase, construction, manufacture, elaboration or import of fixed assets (except automobiles) during each of the immediate fiscal periods following the computation of each third, for an amount greater than or equal to the 30 billion pesos. Given that the Company estimates to make investments during 2023 for more than $30 billion, as of December 31, 2022, it has determined the income tax inflation adjustment as stipulated in Law No. 27,701.

Other Taxes and fees

In addition, the Company is affected by various taxes and fees that affect its activity, such as: a) VAT, b) internal taxes, c) export duties, d) tax on bank credits and debits, e) turnover tax, f) municipal fees, g) SU contribution, h) ENACOM Fee and Radioelectric Rights, i) tax on audiovisual communication services, among others.

q)   Provisions

The Company records provisions when it has a present, legal or constructive obligation, to a third party, as a result of a past event, when it is probable that an outflow of resources will be required to satisfy the obligation and when the amount of the obligation can be estimated reliably.

If the effect of the time value of money is material, and the payment date of the obligations can be reasonably estimated, provisions to be accrued are the present value of the expected cash flows, considering the risks associated with the obligation. The increase in the provision due to the passage of time is recognized as finance expenses. For more information, see Note 19 to these consolidated financial statements.

Provisions also include the expected costs of dismantling assets and restoring the corresponding site if a legal or constructive obligation exists.

r)   Dividends

Dividends payables are reported as a change in equity in the year in which they are approved by the Shareholders’ Meeting.

For non-cash assets dividends, dividends payable must be valued at the fair value of the assets to be delivered.

s)   Debt Financial Costs and Other Financial Results, net

Debt Financial costs and Other financial results, net, are recorded as incurred and may include:

●	Interest on the related financial assets and liabilities using the effective interest rate method;
●	Financial discounts on assets and debt;
●	Changes in fair value of derivatives and other financial instruments measured at fair value through profit or loss;
●	Results from Notes and bonds;
●	Risk of doubtful government bonds results;
●	Financial debt renegotiation results;
●	Gains and losses on foreign exchange and financial instruments;
●	Interest on provisions;
●	Financial expenses on pension benefits;
●	Bank taxes and related expenses; and
●	RECPAM.

t)   Merger Surplus

Due to the merger between Telecom Argentina (surviving entity and accounting acquired) and Cablevisión (absorbed entity), a merger surplus was generated, which mainly reflects the difference between the fair value of the consideration transferred and the book value of the equity of Telecom Argentina as of the effective date of the merger, which took place on January 1, 2018.

u)   Net Earnings per Share

Basic earnings per share are calculated by dividing the net income (loss) attributable to owners of the Parent by the weighted average number of ordinary shares outstanding during the year. On the other hand, diluted earnings per share is computed by dividing the net income (loss) for the year by the weighted average number of common shares issued and dilutive potential common shares at the closing of the year. Since the Company has no dilutive potential common stock outstanding, diluted earnings per share and basic earnings per share are the same.

For the years ended December 31, 2022, 2021 and 2020 the weighted average number of shares outstanding amounted to 2,153,688,011.

v)   Use of Estimates

The preparation of consolidated financial statements and related disclosures in conformity with IFRS requires the Company’s Management to make estimates and assumptions based also on subjective judgments, experience and hypotheses considered reasonable and realistic in relation to the information known at the time of the estimate.

Such estimates have an effect on the measurement of assets and liabilities and disclosure of contingent assets and liabilities at the date of these consolidated financial statements as well as the measurement of revenues and costs during the year. Actual results could differ, even significantly, from those estimates because of possible changes in the factors considered in the determination of such estimates. Estimates are reviewed periodically.

The most important accounting estimates which require significant subjectivity, that could affect the valuation of assets and liabilities, are addressed below:

v.1)   Recoverability of Goodwill

As indicated in section m) of this Note, the Company monitors goodwill and determines its recoverable value using the higher value between its fair value less costs of disposal and its value in use.

a)Impairment of Goodwill as of September 30, 2022

As of September 30, 2022, the events of Covid-19 pandemic and the international conflict between Ukraine and Russia, (for more details, see “Note 29 Economic environment “) added to the prevailing political conditions, negatively affected the Argentine economy in general and the stock market. in particular, causing, mainly:

i)

an inflationary acceleration and higher devaluation of the Argentine peso, being the inflation rate accumulated for the first nine months of the year of 66.1% and the variation of the Banco Nación Divisas $/US$ exchange rate for the same period of 43.4%;

ii)

volatility in the stock market in which the Company operates. The market price of Telecom shares in Argentine pesos in BYMA, increased by 24.7%. On the other hand, the price of the Telecom´s ADR in US$ on the NYSE decreased by 21.4%;

iii)

greater exchange restrictions on the access to the MULC, which could affect the Company’s ability to access it and also affect the value of foreign currency in existing alternative markets. The gap as of September 30, 2022 between the MULC and the existing alternative markets (Electronic Payment Market “MEP dollar”) amounted to 105.3%; and

iv)	an increase in country risk and a general increase in interest rates.

As a result of the above-mentioned, the Company’s Management identified the need to review the estimate of the recoverable value of goodwill assigned to the CGU of Telecom Argentina.

The most significant goodwill held by the Company was generated by the merger between Telecom Argentina and Cablevision (which became effective on January 1, 2018). The goodwill was measured as the excess of the fair value of the consideration transferred over the fair value of the net identifiable assets and liabilities of Telecom Argentina. On the other hand, such transaction also generated the corresponding merger surplus, which mainly reflects the difference between the fair value of the transferred consideration and the book value of Telecom Argentina’s equity as of the effective date of merger, which was the setoff of the recognition of goodwill and the higher value of the fixed assets, arising from its valuation at market value at the time of the merger, net of the tax effect.

Due to the fact that the merger was a business combination carried out through an exchange of equity interests, the consideration was determined based on the fair value of the shares of Telecom, calculated based on the market price of the ADR of Telecom on NYSE on the last market day before the effective date of the transaction, which amounted to US$36.63 per ADR (as of September 30, 2022, this value amounted to US$4.01 per ADR).

As of September 30, 2022, the Company determined the recoverable value as fair value less costs of disposal, since it was higher than the value in use.

In order to determine the fair value less the costs of disposal of the CGU of Telecom Argentina, which amounts to $1,332,931 as of September 30, 2022, the Company’s Management has considered the market capitalization value based on an average share market price of $265.9 per share (calculated based on market prices in BYMA weighed by the volume of the transactions corresponding to the three-month period prior September 30, 2022).

The Company’s Management has used this valuation method because the share market price is volatile and subject to wide fluctuations, mainly due to the difficult macroeconomic environment.

In order to determine the fair value of the CGU of Telecom Argentina, the above-mentioned market capitalization value was adjusted by (i) the estimated fair value of other CGUs; (ii) the effect of the net liabilities not subject to this impairment testing, calculated at their estimated fair value; (iii) the effect of a 28.6% control premium (determined by the Company with the assistance of independent advisors, based in the values observed in market transactions for the ICT services industry); and (iv) estimated disposal costs for an orderly transaction, which include costs such as legal and advisory fees that could be directly associated with the sale of the CGU. Therefore, the fair value qualifies as level 2 of fair value hierarchy in accordance with IFRS 13.

As a result of the calculation mentioned above, the carrying amount of the CGU of Telecom Argentina exceed the recoverable value by $207,940 ($243,900 in current currency as of December 31, 2022). Consequently, as of September 30, 2022, the Company recognized an impairment of goodwill for that amount, which is recorded in the line “Depreciation, amortization and impairment of fixed assets” of the Consolidated Income Statement, not affecting other fixed assets of the Company.

b)As of December 31, 2022

As of December 31, 2022, the Company reviewed again the estimated recoverable value which was calculated based on the value in use, since it was higher than the fair value less the costs of disposal on the same date.

The cash flows used as the basis for calculating the value in use corresponded to the budget 2023 approved by Management which was used as the basis for cash flow projections until 2027.

In order to determine the terminal value of the cash-generating unit, the Company considered a normalized constant cash flow taking into consideration a long-term growth rate of normalized constant cash flow of 2.26%, consistent with ICT industry ratios.

For the preparation of such cash flows, the Company considered the current market situation in which Telecom operated. Likewise, the Company’s Management made estimates based on past performance and the future behavior of certain sensitive market assumptions, among them, the revenues, the discount rate, long-term growth rate of normalized constant cash flow and certain macroeconomic variables such as inflation and exchange rates.

Cash flows were discounted at a WACC of 11.04%, which reflected the specific risks related to the industry and the country in which the Company operates.

As a result of the calculation mentioned above, the value in use exceed the carrying amount of the CGU of Telecom Argentina by approximately 3.4%.

The Company has considered the following sensitivity analysis of the recoverability test, evaluating reasonably possible changes in the key assumptions:

a)	Decreasing the long-term growth rate of normalized constant cash flow to 1.89%, and keeping the rest of the assumptions stable, the value in use would equalt its carryng amount of the CGU.
b)	Increasing the WACC to 11.31%, and keeping the rest of the assumptions stable, the value in use would equalt its carryng amount of the CGU.
c)	Decreasing the revenues by 1% for the cash flow period 2023-2027, and keeping the rest of the assumptions stable, the value in use would equalt its carryng amount of the CGU.

As of December 31, 2022, the results of recoverability test were satisfactory, therefore, no impairment has been recorded in addition to described in section a).

c)As of December 31, 2021

For fiscal year 2021, the recoverable value of the CGU of Telecom Argentina, which includes goodwill, amounted to $995,945 and was determined using the fair value less the costs of disposal.

In order to calculate such value, the Company’s Management has considered the market capitalization value based on an average share market price of $214.52 (calculated based on market prices in BYMA weighed by the volume of the transactions corresponding to the three-month period prior to year-end).

In order to determine the fair value of the CGU of Telecom Argentina, the above-mentioned market capitalization value was adjusted by (i) the estimated fair value of other CGUs; (ii) the effect of the net liabilities not subject to this impairment test, calculated at their estimated fair value; (iii) the effect of a 28.6% control premium (determined by the Company with the assistance of independent advisors, using the values observed in the transaction for the period May 2015 to June 2021 for the ICT services industry); and (iv) estimated disposal costs for an orderly transaction, which include costs such as legal and advisory fees that could be directly associated with the sale of the CGU. Therefore, it qualified as level 2 of fair value hierarchy in accordance with IFRS 13.

The Company’s Management has used this valuation method because the share market price is volatile and subject to wide fluctuations, mainly due to the difficult macroeconomic environment in general- which began to recover slightly without being able to recover pre-pandemic levels - and the political conditions prevailing in Argentina, which were intensified during the year 2021, together with high inflation rates and fluctuations in the foreign exchange rate. In addition, the Argentine stock market is limited, highly concentrated and with low liquidity, which contributes to the aforementioned high volatility on the share price. Additionally, as of December 31, 2021, the National Government was in full negotiations with the IMF to renegotiate the capital maturities of the sovereign debt and only at the end of January 2022 the parties reached an understanding on key policies such as part of their discussions about a new program. This uncertain scenario had a negative impact on the Argentine economy in general and on the stock market in particular as of that date.

As a result of the calculation mentioned above, the fair value less the costs of disposal exceed the carrying amount of the CGU of Telecom Argentina by approximately 2.2%.

The Company has considered the following sensitivity analysis of the recoverability test, evaluating reasonably possible changes in the key assumptions:

a)	considering a decrease of 3.5% of Telecom average share price, and keeping the rest of the assumptions stable, the fair value less disposal costs would equalt its carryng amount of the CGU;
b)	considering any change on the interest rate or the market price of our debts that decrease the fair value of the net liabilities in 5.2%, and keeping the rest of the assumptions stable, the fair value less disposal costs would equalt its carryng amount of the CGU;
c)	considering a decrease of 4.5 percentage points in the control premium, and keeping the rest of the assumptions stable, the fair value less disposal costs would equalize the Book Value of the CGU.

For year 2021, the test results were satisfactory. Therefore, no recoverability problems were observed as of that date and, accordingly, no impairment has been recorded as of that date for the assets detailed above, except for those specifically identified in Note 3.m) to this Note.

v.2)   Useful lives and residual value (non-amortizable) of PP&E and Intangible assets

PP&E and intangible assets with definite useful lives are depreciated or amortized on a straight-line basis over their estimated useful lives. The determination of the depreciable amount of the assets and their useful lives involves significant judgment. The Company periodically reviews, at least at each financial year-end, the estimated useful lives and the residual value of its PP&E and amortizable intangible assets.

v.3)   Income Tax and deferred tax: recoverability assessment of deferred tax assets and other tax receivables

Income taxes (current and deferred) are calculated in Telecom and its subsidiaries according to a reasonable interpretation of the tax laws in effect in each jurisdiction where the companies operate. The recoverability assessment of deferred tax assets sometimes involves complex estimates to determine taxable income and deductible and taxable temporary differences between the carrying amounts and the taxable amounts. In particular, deferred tax assets are recognized to the extent that future taxable income will be available against which they can be utilized. The measurement of the recoverability of deferred tax assets takes into account the estimate of future taxable income based on the Company’s projections and on conservative tax planning.

On the other hand, the recoverability assessment of the tax receivable related to the actions of recourse filed by the Company in connection with income tax inflation adjustment (Note 15 to these consolidated financial statements), is based on the existing legal arguments and future behavior of Tax Courts and the National Tax Authority in revising the claims filed by the Company.

For the measurement of deferred tax, the fiscal year of future reversals of temporary differences that originate deferred asset/liability has been estimated applying the income tax rate of each reversal period. The actual moment of the future taxable revenues and deductions may differ from those estimated, and may produce an impact on future income.

v.4) Uncertain tax possitions

The Company’s Management periodically evaluates the positions taken in tax returns regarding situations in which the applicable tax regulation is subject to interpretation considering the probability that the tax authority will accept each treatment, and, if applicable, records tax provisions to reflect the effect of uncertainty for each treatment based on the amount estimated to be paid to the tax authorities.

If the final tax result with respect to uncertain treatments is different from the amounts that were recognized, such differences will have an effect on income tax and deferred tax provisions in the year in which such determination is made.

Uncertain tax positions are described in Note 15 under the headings “Income Tax - Reimbursement Claims filed with the Tax Authority” resulting from reimbursement claims filed with the AFIP to claim the full income tax overpaid for fiscal years 2009-2017 under the argument that the inability to apply income tax inflation adjustment is confiscatory and “Income Tax - Inflation adjustment for tax purposes” which describes the criteria followed by the Company by which ithas calculated in its tax return corresponding to fiscal year 2021 the restated tax amortization of all its fixed and intangible assets pursuant to Articles 87 and 88 of the Income Tax Law and applying the tax loss carryforwards from previous years in accordance with the restatement mechanism provided under Article 25 of such Law.

v.5)   Provisions

●	Provisions for lawsuits and other contingencies: The Company is subject to proceedings, lawsuits and other claims related to labor, civil, tax, regulatory and commercial. In order to determine the proper level of provisions, Management assesses the likelihood of any adverse judgments or outcomes related to these matters as well as the range of probable losses that may result from the potential outcomes. Internal and external legal counsels are consulted on these matters. A determination of the amount of provisions required, if any, is made after analysis of each individual issue. The determination of the required provisions may change in the future due to new developments in each matter, changes in jurisprudential precedents and court decisions or changes in its method of resolving such matters, such as changes in settlement strategy.
●	Allowance for Bad Debts: The recoverability of trade receivables is measured by considering the aging of the accounts receivable balances, un-subscription of customers, historical write-offs, public sector and corporate customer creditworthiness and changes in the customer payment terms, as well as the estimates regarding future performance, assessing the expected credit loss in accordance with IFRS 9. If the financial condition of the customers were to deteriorate, the actual write-offs could be different from expected.

In the absence of an accounting Standard or Interpretation that specifically applies to a particular transaction, the Company’s Management considers the IFRS framework and valuation techniques generally applied in the telecommunication industry and uses its judgment to evaluate the accounting methods to adopt in order to provide financial statements that faithfully represent the financial position, the results of operations and the cash flows of Telecom and its subsidiaries, reflect the economic substance of the transactions, are neutral, are prepared on a prudent basis and are complete in all aspects.

w)   New Standards and Interpretations issued by the IASB

w.1) New Standards and Interpretations issued by the IASB applied by the Company

The Company has applied the following new standards and amendments for the first time from January 1, 2022:

Standards and amendments	Description	Mandatory application date for years beginning on or after
Amendments to IAS 37	Onerous contracts – Cost of fulfilling a contract	January 1, 2022
Amendments to IFRS 3	Reference to the Conceptual Framework	January 1, 2022
Amendments to IAS 16	PP&E – Proceeds before intended use	January 1, 2022
Amendments to IFRS 9 and IFRS 16	Annual Improvements – 2018 to 2020 Cycle	January 1, 2022

The application of the detailed amendment did not generate any impact on the results of operations or the financial situation of the Company.

w.2) New Standards and Interpretations issued by the IASB not in force

As of the date to prepare these consolidated financial statements, the Company has not applied the following new standards and amendments to the existing ones which application is mandatory for periods beginning after December 31, 2022.

Standards and amendments	Description	Mandatory application date for years beginning on or after
Amendments to IAS 1	Classification of liabilities as current or non-current	January 1, 2024
Amendments to IAS 1	Information relating to material accounting policies	January 1, 2023
Amendments to IAS 8	Definition of accounting estimate	January 1, 2023
Amendments to IAS 12	Deferred tax – recognition of assets and liabilities arising from a single transaction	January 1, 2023
Amendments to IFRS 16	Measurement of the lease liability in a sale and leaseback transaction	January 1, 2024
Amendments to IAS 1	Classification of liabilities as current and non-current exposed to covenants	January 1, 2024

While Management is analyzing the potential impacts of such standards, and according to the preliminary analysis performed, the mentioned standards are not expected to have significant impact in the Company’s consolidated financial statements.